NEW CONSULTANT ACCUMULATOR VARIABLE UNIVERSAL LIFE

NEW CONSULTANT PROTECTOR VARIABLE UNIVERSAL LIFE

Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

Through

WILTON REASSURANCE LIFE CO OF NEW YORK

VARIABLE LIFE SEPARATE ACCOUNT A

Supplement dated October 28, 2024

to the

Prospectus dated May 1, 2024

This supplement amends certain disclosures contained in the above-mentioned prospectus offered by Wilton Reassurance Life Company of New York.

Morgan Stanley VIF U.S. Real Estate Portfolio – Class I Liquidation

The Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. approved a plan of liquidation of the Morgan Stanley VIF U.S. Real Estate Portfolio – Class I (the “Liquidating Portfolio”). The Liquidating Portfolio will suspend the offering of its shares at the close of business on or about December 4, 2024, and the liquidation is expected to occur on or about December 6, 2024. Any Policy Value remaining in the Sub-Account investing in the Liquidating Portfolio after December 4, 2024, will be transferred to the Sub-Account investing in the Default Portfolio.

Liquidating Portfolio	Default Portfolio
Morgan Stanley VIF U.S. Real Estate Portfolio – Class I	Fidelity® VIP Government Money Market Portfolio – Initial Class

Effective December 4, 2024, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Liquidating Portfolio will be deemed instruction for the corresponding Default Portfolio. This includes, but is not limited to, Dollar Cost Averaging and Portfolio Rebalancing.

Please note that you may transfer out of the Liquidating Portfolio any time prior to December 4, 2024. Such transfer will be free of charge and will not count as one of your free transfers under your Policy. In addition, for a period of 60 days after December 4, 2024, any Policy Value that was transferred to the Default Portfolio due to the liquidation can be transferred to another investment option available under your Policy free of charge and will not count as one of your free transfers. You should note that any investment option into which you make a transfer will be subject to the transfer limitations described in your prospectus.

You may wish to consult with your financial professional about the impact of the liquidation on your Policy.

Appendix A is updated as follows:

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks long-term capital appreciation.	Lazard Retirement Emerging Markets Equity Portfolio – Service Shares Lazard Asset Management LLC	1.40*	22.27%	5.01%	2.04%

* The Total Annual Fund Operating Expenses reflect a temporary expense reimbursement or fee waiver arrangement.

Please refer to your prospectus for detailed information about available investment options.

If you have any questions, please contact your financial professional or call us at (800) 262-1028.

Please keep this supplement together with your prospectus for future reference.